Other Income (Expenses), net	12 Months Ended
Dec. 31, 2017
Disclosure of Other (Income) expenses net [Abstract]
Other Income (Expenses), net
Note 26 - Other Income (Expenses), net

Other Income, net, for 2017 mainly includes a NIS 10 million capital gain from the sale of an indirect subsidiary of the Company. For additional details, see note 7B, regarding Sale of indirect subsidiary of the Company.

Other expenses, net, for 2016 and 2015 include mainly expenses in respect of voluntary retirement plans for employees in an amount of approximately NIS 13 million and NIS 25 million, respectively.